SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

(Amendment No. ___)

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VENERABLE VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in its Charter)

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VENERABLE VARIABLE INSURANCE TRUST

1475 Dunwoody Drive, Suite 200

West Chester, Pennsylvania 19380

VENERABLE EMERGING MARKETS EQUITY FUND

October 23, 2026

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT SUB-ADVISER AGREEMENT CHANGE

An information statement (“Information Statement”) regarding a recent investment sub-adviser change of control and new non-discretionary sub-management agreement for the Venerable Emerging Markets Equity Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”), is now available online for your review and information. We encourage you to access and review the Information Statement online using the instructions included in this notice of internet availability (“Notice”).

We are not asking you for a proxy and you are requested not to send us a proxy. This Information Statement is for informational purposes only and no action is requested on your part.

At an in-person meeting held on March 10, 2026, the Board of Trustees (the “Board”) of the Trust approved a new non-discretionary sub-management agreement (the “New Non-Discretionary Sub-Management Agreement”) with Russell Investment Management, LLC, the Fund’s discretionary sub-adviser (“RIM”), and Oaktree Fund Advisors, LLC (“Oaktree”). The New Non-Discretionary Sub-Management Agreement became effective on July 31, 2026, which is the date Brookfield Asset Management, Inc. acquired Oaktree (the “Oaktree Transaction”). The New Non-Discretionary Sub-Management Agreement was approved in anticipation that the Oaktree Transaction could be deemed to result in a change of control of Oaktree under the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the assignment, and automatic termination, of the non-discretionary sub-management agreement then in place between Venerable Investment Advisers, LLC (the “Adviser”), RIM and Oaktree with respect to the Fund (the “Prior Agreement”). The Prior Agreement provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination in the event of its assignment.

This Notice is being provided to you in lieu of a paper copy of the Information Statement, as permitted under the terms of an exemptive order granted to the Adviser and the Trust by the U.S. Securities and Exchange Commission on March 4, 2025. The exemptive order allows the Adviser, subject to certain conditions, to enter into and materially amend sub-management agreements without obtaining shareholder approval. A condition of this order requires the Adviser to provide information to shareholders about a new sub-adviser or change in an existing sub-management agreement within 90 days of the hiring of any new sub-adviser or change in any existing sub-management agreement.

This Notice presents only a brief overview of the changes. The online Information Statement provides more complete information. The Information Statement will be available on the Fund’s website at https://docs.venerable.com/#/vvit-information-statement for at least 90 days from the date of this Notice.

A paper copy of the full Information Statement or other Fund-related information may be obtained, without charge, by calling (800) 366-0066 or by writing to Venerable Variable Insurance Trust, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

VENERABLE VARIABLE INSURANCE TRUST

1475 Dunwoody Drive, Suite 200

West Chester, Pennsylvania 19380

VENERABLE EMERGING MARKETS EQUITY FUND

October 23, 2026

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because you own shares in the Venerable Emerging Markets Equity Fund (the “Fund”) through a variable annuity or variable life insurance policy. An Information Statement regarding a recent investment sub-adviser change for the Fund, a series of Venerable Variable Insurance Trust (the “Trust”), is now available online for your review and information. We encourage you to access and review the Information Statement online using the instructions included in the notice of internet availability.

The purpose of the Information Statement is to inform you that at an in-person meeting held on March 10, 2026, the Board of Trustees (the “Board”) of the Trust approved a new non-discretionary sub-management agreement (the “New Non-Discretionary Sub-Management Agreement”) with Russell Investment Management, LLC, the Fund’s discretionary sub-adviser (“RIM”), and Oaktree Fund Advisors, LLC (“Oaktree”). The New Non-Discretionary Sub-Management Agreement became effective on July 31, 2026, which is the date Brookfield Asset Management, Inc. acquired Oaktree (the “Oaktree Transaction”). The New Non-Discretionary Sub-Management Agreement was approved in anticipation that the Oaktree Transaction could be deemed to result in a change of control of Oaktree under the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the assignment, and automatic termination, of the non-discretionary sub-management agreement then in place between Venerable Investment Advisers, LLC (the “Adviser”), RIM and Oaktree with respect to the Fund (the “Prior Agreement”). The Prior Agreement provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination in the event of its assignment.

In connection with the approval of the New Non-Discretionary Sub-Management Agreement, there were no changes to the Fund’s principal investment strategies or principal investment risks. The New Non-Discretionary Sub-Management Agreement did not result in any change to the advisory fees or expenses payable by the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Non-Discretionary Sub-Management Agreement and Oaktree.

We are not asking you for a proxy and you are requested not to send us a proxy. This Information Statement is for informational purposes only and no action is requested on your part. Should you have any questions regarding the enclosed Information Statement, please feel free to call (800) 366-0066. We thank you for your continued support and investments.

Sincerely,

/s/ Michal Levy

Michal Levy

President

Venerable Variable Insurance Trust

Venerable Investment Advisers, LLC

VENERABLE VARIABLE INSURANCE TRUST

1475 Dunwoody Drive, Suite 200

West Chester, Pennsylvania 19380

INFORMATION STATEMENT

VENERABLE EMERGING MARKETS EQUITY FUND

I.	Background

Venerable Variable Insurance Trust (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of the State of Delaware. The Trust currently consists of 25 separate series (together, the “Funds”). Shares of the Venerable Emerging Markets Equity Fund (the “Fund”) and the Trust’s other Funds are available only through variable annuity contracts and variable life insurance policies sponsored by participating life insurance companies (“Variable Contracts”). The separate accounts of participating insurance companies are the record shareholders of the Fund, while the owners of the underlying Variable Contracts (“Contract Owners”) are the beneficial owners of the Fund’s shares.

II.	The Adviser

Venerable Investment Advisers, LLC (the “Adviser”), located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380, has overall responsibility for the management of the Fund. The Adviser oversees all investment advisory and portfolio management services.

The Adviser is a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”). Venerable owns and manages legacy variable annuity business acquired from other entities. Created by an investor group led by affiliates of Apollo Global Management, Inc., Crestview Partners, Reverence Capital Partners, L.P. (“Reverence Capital”), and Athene Holdings, Ltd., Venerable is a business with well-established, strategic investors, experienced in successfully building and growing insurance businesses with patient, long-term capital.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of SunAmerica Asset Management, LLC (“SAAMCo”), an affiliate of the Adviser, pursuant to the terms of an agreement between SAAMCo and the Adviser (the “SAAMCo Agreement”). When rendering such services to the Funds under the SAAMCo Agreement, SAAMCo professionals are subject to supervision by the Adviser.

The Adviser acts as a “manager-of-managers” for the Funds and has engaged both discretionary sub-advisers and non-discretionary sub-advisers to provide services to the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Board, to oversee the sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. Although, under the Funds’ multi-manager structure, the Adviser is responsible for oversight of the services provided by the Funds’ sub-advisers and for providing reports to the Board regarding a sub-adviser’s activities, it does not evaluate the investment merits of a sub-adviser’s individual security recommendations.

The Adviser serves as the investment adviser to the Fund pursuant to an investment management agreement (“Investment Management Agreement”) between the Trust and the Adviser, dated September 4, 2024, as amended from time to time (“Investment Management Agreement”). There were no changes to the Investment Management Agreement or to the Adviser’s advisory fees in connection with the approval of the new non-discretionary sub-management agreement (the “New Non-Discretionary Sub-Management Agreement”) with Russell Investment Management, LLC, the Fund’s discretionary sub-adviser (“RIM”), and Oaktree Fund Advisors, LLC (“Oaktree”). For the period from September 12, 2025 (commencement of Fund operations)

through the fiscal year ended December 31, 2025, the Fund paid the Adviser $422,286 for investment advisory services. For the semi-annual period ended June 30, 2026, the Fund paid the Adviser $769,064 for investment advisory services.

III.	Information about the Oaktree Transaction

At a meeting held on March 10, 2026, the Fund’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Board members who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), upon the recommendation of the Adviser, unanimously approved the New Non-Discretionary Sub-Management Agreement between the Adviser, RIM and Oaktree.

The New Non-Discretionary Sub-Management Agreement became effective on July 31, 2026, which is the date Brookfield Asset Management, Inc. acquired Oaktree (the “Oaktree Transaction”). The New Non-Discretionary Sub-Management Agreement was approved in anticipation that the Oaktree Transaction could be deemed to result in a change of control of Oaktree under the 1940 Act, resulting in the assignment, and automatic termination, of the non-discretionary sub-management agreement then in place between the Adviser, RIM and Oaktree with respect to the Fund (the “Prior Agreement”). The Prior Agreement provided, consistent with Section 15(a)(4) of the 1940 Act, for its automatic termination in the event of its assignment.

IV.	Information About the New Non-Discretionary Sub-Management Agreement

The New Non-Discretionary Sub-Management Agreement is dated July 31, 2026. Continuance of the New Non-Discretionary Sub-Management Agreement after its initial two-year term will require approval of the Board, including a majority of the Independent Trustees. The New Non-Discretionary Sub-Management Agreement may be terminated, without the payment of any penalty: (i) at any time by the Adviser or the Trust upon written notice to the other parties to the Agreement; (ii) by RIM upon ninety (90) days’ written notice to the Adviser and Oaktree; (iii) by Oaktree upon ninety (90) days’ written notice to the Adviser and RIM; and (iv) immediately upon termination of the Investment Management Agreement between the Adviser and the Trust with respect to the Fund. The New Non-Discretionary Sub-Management Agreement will terminate automatically in the event that it is assigned by any party.

In the event the New Non-Discretionary Sub-Management Agreement is terminated, Oaktree may be replaced subject to any regulatory requirements, or the Adviser or RIM may provide portfolio investment recommendations for the affected sleeve of the Fund.

The Adviser is responsible for paying the sub-advisory fees to RIM out of the advisory fee the Adviser receives from the Fund. RIM then pays each non-discretionary sub-adviser (together with RIM, the “Sub-Advisers”) out of the fee it receives from the Adviser. For the period from September 12, 2025 (commencement of Fund operations) through the fiscal year ended December 31, 2025, the Fund’s Sub-Advisers were paid by the Adviser an aggregate amount of $155,744 for their services to the Fund. For the semi-annual period ended June 30, 2026, the Fund’s Sub-Advisers were paid by the Adviser an aggregate amount of $279,491 for their services to the Fund.

The New Non-Discretionary Sub-Management Agreement is substantially identical in all material respects to the Prior Agreement, except for the effective date of the agreement. There has been no change to the sub-advisory fee schedule. In connection with the approval of the New Non-Discretionary Sub-Management Agreement, there were no changes to the Fund’s principal investment strategy or principal investment risks.

The New Non-Discretionary Sub-Management Agreement is attached as Appendix A to the Information Statement, and the description of the New Non-Discretionary Sub-Management Agreement set forth herein is qualified in its entirety by reference to Appendix A.

V.	Adviser’s Recommendation and the Board’s Consideration

In connection with their deliberations at an in-person meeting held on March 10, 2026, the Board considered information requested on behalf of the Independent Trustees and prepared by the Adviser and Oaktree, including memoranda and other materials, which were provided to the Trustees prior to and during the meeting. The Trustees also took into account their prior findings and conclusions at the most recent approval of the Prior Agreement at a meeting of the Board held on March 27-28, 2025. The Independent Trustees further noted that Oaktree did not expect any changes to the investment management services provided to, or management fees charged to, the Fund, or any material changes to Oaktree’s compliance program, as a result of the Oaktree Transaction. The Independent Trustees also noted they were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the New Non-Discretionary Sub-Management Agreement.

In approving the New Non-Discretionary Sub-Management Agreement, each Trustee, after considering all factors they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the proposed fee payable to Oaktree was fair and reasonable and that the approval of the New Non-Discretionary Sub-Management Agreement was in the best interests of the Fund and its investors. In considering the New Non-Discretionary Sub-Management Agreement, the Trustees did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. Although the Board gave attention to all information provided, some of the primary factors the Board deemed relevant to its decision to approve the New Non-Discretionary Sub-Management Agreement are discussed below.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the services proposed to be provided by Oaktree to the Fund. The Board considered that, subject to the oversight of the Adviser and RIM, Oaktree would be responsible for providing RIM with a model portfolio based on certain investment guidelines for the Fund and RIM would utilize each model portfolio when purchasing and selling securities for a specific portion of the Fund. The Board also considered the Adviser’s and RIM’s familiarity with, and confidence in, Oaktree, and the results of the Adviser’s due diligence.

Based on its review, the Board, including the Independent Trustees, determined, with respect to the Fund, that the nature, quality and extent of the services to be provided by Oaktree were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the New Non-Discretionary Sub-Management Agreement.

Fee

With respect to the New Non-Discretionary Sub-Management Agreement relating to the Fund, the Board considered the proposed sub-management fee in light of the nature, quality and extent of the services proposed to be provided by Oaktree. The Board considered the relative levels of the sub-management fee to be paid to Oaktree with respect to the Fund, the sub-advisory fee to be retained by RIM, and the advisory fee to be retained by the Adviser, in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and RIM and not delegated to or assumed by Oaktree. The Board further noted that RIM, and not the Fund, would pay Oaktree and that the proposed sub-management fee was negotiated between RIM and Oaktree, with final sign-off by the Adviser prior to submission to the Board for approval. Moreover, the Board noted that the Adviser believed that the fee agreed upon with Oaktree was reasonable in light of the nature, quality and extent of the services to be provided. Based on its review, the Board, including the Independent Trustees, determined, with respect to the Fund, that the proposed sub-management fee for Oaktree was fair and reasonable.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that could accrue to Oaktree as a result of its relationship with the Trust, including greater exposure in the marketplace. The Board noted that Oaktree could benefit indirectly from its relationship with the Fund, including through the reputation of being engaged by the Adviser and RIM, and RIM’s and/or Oaktree’s potential inclusion of the Fund’s assets and performance record in composites it used could contribute to Oaktree’s ability to obtain other clients for their investment management services. The Board, including the Independent Trustees, determined that it would continue to review any “fall-out” and other benefits on an ongoing basis.

The Board discussed profitability and economies of scale as factors of consideration and determined that, at that time, they were most relevant in the context of the Board’s consideration of the investment advisory agreement between the Trust and the Adviser, with respect to the Fund, and the aggregate advisory fee to be paid by the Fund.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the full Board, and the Independent Trustees voting separately, approved the New Non-Discretionary Sub-Management Agreement.

VI.	Information about Oaktree

Oaktree Fund Advisors, LLC is directly controlled by Oaktree Capital Management, L.P. (Series B) and indirectly controlled by Brookfield Asset Management Ltd., a publicly traded company.

Oaktree and its affiliates had assets under management of approximately $227.1 billion as of June 30, 2026.

The names and principal occupations of the principal executive officers and directors of Oaktree are listed below. The address of each is 515 South Flower Street, Los Angeles, California 90071.

Name	Principal Occupation
Howard Marks	Co-Chairman
Bruce Karsh	Co-Chairman and Chief Investment Officer
Robert O’Leary	Co-Chief Executive Officer and Portfolio Manager
Armen Panossian	Co-Chief Executive Officer and Head of Performing Credit
Jay Ghiya	Chief Operating Officer
Karly Lancaric	Chief Financial Officer
John Frank	Vice Chairman

No officer or Trustee of the Trust is an officer, employee, director, general partner, or shareholder of Oaktree.

Oaktree will provide its investment recommendations in the form of investment models on a non-discretionary basis for sleeves of the Fund which RIM will utilize in purchasing and selling securities for the Fund. Oaktree provides investment advisory or sub-advisory services, as applicable, to other mutual funds and/or institutional accounts. Oaktree is the investment adviser for other funds and accounts that have investment strategies or objectives similar to that of the Fund. Information concerning such funds, including assets and advisory fee rates, is set forth below.

Fund Name	Assets as of September 30, 2026 (in millions)	Fee Rate (% of average daily net assets)
Oaktree Emerging Markets Equity Fund	$1,059.0	0.80%

VII.	Additional Information about the Trust

Principal Underwriter and Distributor

Directed Services LLC (“DSL”) serves as the Trust’s distributor. DSL is a limited liability company in the State of Delaware and a wholly owned subsidiary of Venerable Holdings, Inc. DSL is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

Broker-Dealers Affiliated with the Investment Adviser

Substantially all of the equity and foreign currency transactions that RIM effects for the Fund are executed through Russell Investments Implementation Services, LLC, a registered broker and an affiliate of RIM.

Payments of Commissions to Affiliated Broker-Dealers

For the fiscal year ended December 31, 2025, the Fund paid $23,413 in commissions to Russell Investments Implementation Services, LLC.

Administrator

The Adviser serves as the administrator of the Fund.

Outstanding Shares

As of September 30, 2026, the Fund’s outstanding shares were 11,741,625.07 for Class I shares.

Because the Fund is available as an investment for Variable Contracts offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of the Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any Fund shares that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Owners could therefore determine whether the Fund’s proposals are approved.

Ownership of Shares

Venerable Insurance and Annuity Company, located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380, may be deemed to be a control person with respect to the Fund by virtue of its ownership of a substantial majority of the Fund’s shares as of September 30, 2026. Shareholders owning more than 25% of the outstanding shares of the Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each series of the Trust. The Fund functions as a separate fund issuing separate classes of shares. Because of current federal securities law requirements, the Fund expects that its shareholders will offer Variable Contract holders the opportunity to instruct shareholders as to how shares allocable to Variable Contract holders will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of September 30, 2026, there were no Variable Contract holders entitling such persons to give voting instructions regarding more than 25% of the outstanding shares of the Fund.

To the Trust’s knowledge, as of September 30, 2026, there were no Variable Contract holders entitling such persons to give voting instructions regarding 5% or more of the outstanding shares of any class of the Fund.

To the Trust’s knowledge, as of September 30, 2026, no series of the Trust owned shares of record in the Fund entitling such series of the Trust to give voting instructions regarding 5% or more of the outstanding shares of a class of the Fund.

As of September 30, 2026, to the Trust’s knowledge, the trustees and officers of the Trust as a group beneficially owned less than 1% of the Fund’s outstanding shares.

VIII.	Other Information

Householding

If you have requested a paper copy of this Information Statement, only one copy will be mailed to a single household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. To make changes to your householding arrangement, please contact the Fund by calling 1-800-366-0066 or by writing to the Fund at Venerable Variable Insurance Trust, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380.

Annual/Semi-Annual Reports

Shareholders can obtain a copy of the Fund’s most recent Annual Report and Semi-Annual Report, if applicable, by visiting https://docs.venerable.com/#/venerable-variable-insurance-trust, by calling 1-800-366-0066, or by writing to the Fund at Venerable Variable Insurance Trust, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380. Paper copies of such reports will be provided free of charge.

Appendix A

NON-DISCRETIONARY SUB-MANAGEMENT AGREEMENT

By and among

Venerable Investment Advisers, LLC

and

Russell Investment Management, LLC

and

Oaktree Fund Advisors, LLC

NON-DISCRETIONARY SUB-MANAGEMENT AGREEMENT

Dated July 31, 2026, by and among Venerable Investment Advisers, LLC (“VIA”), Russell Investment Management, LLC (“Sub-Adviser”), and Oaktree Fund Advisors, LLC (“Non-Discretionary Sub-Adviser”).

WHEREAS, VIA acts as the manager of Venerable Variable Insurance Trust (the “Investment Company”) pursuant to the terms of an Investment Management Agreement with the Investment Company. VIA is an “investment adviser” to the Investment Company as defined in Section 2(a)(20) of the Investment Company Act of 1940, as amended (the “Act”).

WHEREAS, Sub-Adviser acts as a sub-adviser of the Investment Company pursuant to the terms of a Sub-Management and Compliance Services Agreement with the Investment Company and VIA. Sub-Adviser is an “investment adviser” to the Investment Company as defined in Section 2(a)(20) of the Act.

WHEREAS, Investment Company, a Delaware statutory trust, is registered as an open-end management investment company under the Act. The Investment Company is a “series” company that issues shares evidencing beneficial interests in separate investment portfolios, each with different investment objectives and policies. This Agreement relates only the series of the Investment Company listed in Exhibit A (individually, a “Fund” and collectively, the “Funds”).

WHEREAS, VIA has overall responsibility for the management of each Fund and has engaged Sub-Adviser to provide the day-to-day management of the Funds’ portfolios pursuant to investment guidelines provided by VIA.

WHEREAS, VIA desires that portfolio management organizations appointed by VIA, subject to the pre-approval of the Board of Trustees of the Investment Company (the “Board”), create and provide a list of recommended investments and weightings for all or a portion of each Fund’s investment portfolio.

WHEREAS, VIA, Sub-Adviser and the Non-Discretionary Sub-Adviser desire to enter into this Non-Discretionary Sub-Management Agreement (this “Agreement”), pursuant to which the Non-Discretionary Sub-Adviser will serve as a non-discretionary sub-adviser to the Funds, and will create and provide a list of recommended investments and weightings for all or a portion of each Fund’s investment portfolio. The Non-Discretionary Sub-Adviser will be an “investment adviser” to the Funds as defined in Section 2(a)(20) of the Act.

Now, therefore, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.	Appointment as a Non-Discretionary Sub-Adviser.

(a)	VIA, being duly authorized, hereby appoints and employs the Non-Discretionary Sub-Adviser as a non- discretionary investment adviser to the Funds, on the terms and conditions set forth herein, for those assets of the Funds that VIA determines for Non-Discretionary Sub-Adviser to advise (those assets being referred to for the Funds individually and collectively as the “Advisory Account”) in accordance with the Investment Guidelines (as defined in Section 5) for the Funds provided by VIA. The Non-Discretionary Sub-Adviser acknowledges and agrees that VIA maintains ultimate discretion over the Advisory Account and VIA may determine at any given time that no Fund assets will be advised by Non-Discretionary Sub-Adviser. The Non-Discretionary Sub-Adviser also acknowledges and agrees that VIA has given authority to Sub-Adviser to execute all portfolio trading for the Funds including for the Advisory Account.

(b)	Non-Discretionary Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by VIA, Sub-Adviser, or the Investment Company to the Non-Discretionary Sub-Adviser, have no authority to act for or be deemed an agent of VIA, Sub-Adviser, the Investment Company, or the Advisory Account in any way.

2.	Acceptance of Appointment. Non-Discretionary Sub-Adviser accepts the appointment as a non-discretionary investment adviser and agrees to advise the Advisory Account in accordance with the terms and conditions of this Agreement. In performing its obligations under this Agreement, the Non-Discretionary Sub-Adviser may not delegate performance of its investment advisory services to any other person or entity, including any one or more of its affiliates.

3.	Standard of Performance. The Non-Discretionary Sub-Adviser shall exercise all due diligence and vigilance in carrying out its functions, powers, and duties under this Agreement including the degree of care, diligence, and skill that a reasonably prudent manager would exercise under the circumstances.

4.	Services of Non-Discretionary Sub-Adviser.

(a)	Non-Discretionary Sub-Adviser is hereby employed to recommend portfolio securities for the Advisory Account by creating a list of recommended investments and weightings for consideration in managing the Advisory Account (the “Model Portfolio”). The Model Portfolio will be sent by the Non-Discretionary Sub-Adviser to VIA and the Sub-Adviser in accordance with procedures supplementally provided to the Non-Discretionary Sub-Adviser from time to time. Non-Discretionary Sub-Adviser is not authorized to place orders for the execution of securities or other transactions for or on behalf of the Advisory Account. Other than Non-Discretionary Sub-Adviser’s responsibilities to make the recommendations contained in the Model Portfolio and to deliver the Model Portfolio, and to provide such other information, reports, records or advice expressly described in this Agreement, Non-Discretionary Sub-Adviser has no authority or responsibility to manage the Advisory Account.

(b)	In providing the Model Portfolio, Non-Discretionary Sub-Adviser shall be subject to and shall comply with:

(i)	The Act, the rules and regulations promulgated thereunder, and any other requirement of state or federal laws, including the rules, regulations and policy statements approved or issued by the Securities and Exchange Commission (the “SEC”) thereunder, and all applicable laws in the jurisdiction where the Non-Discretionary Sub-Adviser is located or in which the Advisory Account invests, as amended from time to time (collectively, “Relevant Law”),

(ii)	The Investment Guidelines of the Advisory Account furnished pursuant to Section 5,

(iii)	This Agreement,

(iv)	The investment restrictions, objectives, strategies and policies set forth in the then current prospectus and statement of additional information of the Funds, as amended from time to time (the “Disclosure Documents”),

(v)	The Funds’ policies and procedures pursuant to Rule 38a-1 under the Act,

(vi)	The supervision and control of the Board, and

(vii)	Such instructions as the Board, VIA, or Sub-Adviser may communicate to Non-Discretionary Sub-Adviser.

Non-Discretionary Sub-Adviser shall immediately notify VIA and Sub-Adviser if it is unable to comply with any of the foregoing.

(c)	Non-Discretionary Sub-Adviser shall be responsible for the Model Portfolio’s compliance with the Investment Guidelines and the Disclosure Documents at each time that the Model Portfolio is delivered to VIA and Sub-Adviser. To the extent the Model Portfolio is not in compliance with the Investment Guidelines and the Disclosure Documents at the time of delivery to VIA and Sub-Adviser, Non-Discretionary Sub-Adviser shall reimburse VIA, Sub-Adviser, the Fund(s), or the Advisory Account for any and all losses, costs or damages resulting from such violation if such violation was due to the negligence of the Non-Discretionary Sub-Adviser.

(d)	If for any reason which is beyond the control of the Non-Discretionary Sub-Adviser, including market movements, contributions to or withdrawals from the Advisory Account, or a change in the nature of any investment (whether through change in business activity or credit rating), the Advisory Account ceases to comply with the Investment Guidelines or the Disclosure Documents, VIA and/or Sub-Adviser may request and the Non-Discretionary Sub-Adviser shall promptly provide a Model Portfolio that complies with the Investment Guidelines or the Disclosure Documents .

(e)	At VIA’s or the Sub-Adviser’s reasonable request, Non-Discretionary Sub-Adviser will consult with VIA or the Sub-Adviser with respect to any recommendation made by it with respect to the investments of the Advisory Account.

(f)	To the extent another investment adviser to the Fund, on behalf of the Fund, (i) acquires any security in reliance on Rule 10f-3 under the Act; (ii) acquires any security in reliance on Rule 12d3-1 under the Act; or (iii) engages in any transaction in reliance on Rule 17a-10 under the Act (including in connection with a Rule 17e-1 transaction), and the Non-Discretionary Sub-Adviser (or its affiliated person) is causing the need for the acquisition or transaction to rely on such Rule, the Non-Discretionary Sub-Adviser will not consult with the other investment adviser with respect to transactions of the Fund in securities or other assets.

(g)	Understanding that the Fund is valued on a daily basis, Non-Discretionary Sub-Adviser shall provide timely assistance to VIA and/or the Fund’s sub-administrator in determining or confirming, consistent with the policies stated in the Fund’s Disclosure Documents, the value of any portfolio securities or other assets in the Advisory Account for which VIA and/or the Fund’s sub-administrator seeks assistance from Non-Discretionary Sub-Adviser or identifies for review by Non-Discretionary Sub-Adviser. This assistance shall include (but is not limited to):

(i)	designating and providing access to one or more employees of Non-Discretionary Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be made available by Non-Discretionary Sub-Adviser for consultation with VIA and/or the Fund’s sub-administrator upon reasonable advance notice;

(ii)	assisting VIA and/or the Fund’s sub-administrator in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities or other assets held in the Advisory Account (to the extent reasonably practicable);

(iii)	confirming pricing and/or providing recommendations for fair valuations of securities or other assets where a market value is not readily available or has otherwise been deemed by Non-Discretionary Sub-Adviser to be not reliable (e.g., “Level 3” assets within the ASC 820 fair value hierarchy);

(iv)	taking into account the time sensitive nature of the matter, promptly informing VIA and/or the Fund’s sub-administrator of significant developments that in the judgment of the Non-Discretionary Sub-Adviser affect the value of any security or other asset held in the Advisory Account with respect to the aforementioned fair valuation recommendations that have been made by the Non-Discretionary Sub-Adviser; and

(v)	maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder and providing such information to VIA and/or the Fund’s sub-administrator upon request, with such records being deemed Fund records.

5.	Investment Objectives, Policies and Restrictions. The Adviser shall provide the Non-Discretionary Sub-Adviser with a statement of the investment objectives and policies of the Advisory Account and any specific investment restrictions applicable thereto, as amended from time to time (the “Investment Guidelines”), the Disclosure Documents, and the applicable Fund policies and procedures. VIA retains the right, on written notice to the Non-Discretionary Sub-Adviser, to modify the Investment Guidelines in any manner at any time and the Non-

Discretionary Sub-Adviser shall comply with the amended Investment Guidelines in accordance with the timelines established for such change.

6.	Responsibilities Regarding Proxy Voting and Legal Proceedings.

(a)	Exercise of Voting Rights. The Non-Discretionary Sub-Adviser will not be required to take any action with respect to the voting of proxies solicited by or with respect to the issuers of securities in the Advisory Account, but will, at the reasonable written request of VIA or the Sub-Adviser, provide VIA or the Sub-Adviser with its recommendations as to such voting.

(b)	Legal Proceedings. Responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issuer of securities held in or formerly held in the Advisory Account or to advise or take any action with respect to any litigation shall remain with VIA, and the Non-Discretionary Sub-Adviser shall not have any responsibility to, and shall not, initiate, consider or participate in any such matters on behalf of VIA or the Advisory Account. However, the Non-Discretionary Sub-Adviser shall reasonably consult with VIA at VIA’s request in this regard.

7.	Reports and Records.

(a)	The Non-Discretionary Sub-Adviser shall:

(i)	Maintain, keep current and preserve any records that are required to be maintained under the Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), or any other applicable federal or state law relating to the services it provides hereunder.

(ii)	Provide, upon request, information that is complete and accurate in all material respects, and is within the reasonable control of the Non-Discretionary Sub-Adviser, regarding the Model Portfolio, and as is necessary to assess the Non-Discretionary Sub-Adviser and otherwise to comply with Relevant Law.

(iii)	Keep the Model Portfolio under review and confer with VIA or the Sub-Adviser as VIA or the Sub-Adviser may reasonably request regarding the Model Portfolio.

(iv)	Provide VIA or the Sub-Adviser with such periodic reports concerning the Model Portfolio as VIA or the Sub-Adviser may from time to time reasonably request.

(v)	With the consent of VIA, or as required by law upon notice to VIA, give any information and assistance and make available any records relating to the Model Portfolio reasonably required by the auditors of the Fund, or to the SEC or any other governmental or regulatory authority or as required by law or any court of competent jurisdiction.

(vi)	Promptly provide to VIA any other information required by Investment Company to fulfill Investment Company’s obligations under its Declaration of Trust or any Relevant Law and complete returns to regulatory authorities, including taxation authorities, and, if requested by VIA, promptly provide the information required by VIA and/or Investment Company to fulfill its obligations.

(vii)	Provide access to, and a copy of, the accounts and other records relating to the Model Portfolio whenever reasonably requested by VIA or the Sub-Adviser to any person duly authorized by VIA or the Sub-Adviser.

(viii)	Within ten (10) business days of each calendar quarter end, the Non-Discretionary Sub-Adviser’s compliance officer shall complete and deliver a compliance questionnaire to VIA and/or the Sub-Adviser (and the Sub-Adviser shall provide any such questionnaire to VIA), certifying that no material breaches of any applicable policy or procedures have occurred in relation to the Model Portfolio.

(b)	The Sub-Adviser shall maintain on behalf of the Investment Company the records listed in Exhibit B hereto (as amended from time to time).

8.	Fees for Services. The compensation of the Non-Discretionary Sub-Adviser for its services under this Agreement shall be paid by VIA, acting as manager for Investment Company, in accordance with Exhibit C (which may include multiple exhibits covering different fee schedules for different Funds, as agreed between the parties from time to time). The Non-Discretionary Sub-Adviser agrees to look solely to VIA for payment of amounts payable to the Non-Discretionary Sub-Adviser hereunder. The Non-Discretionary Sub-Adviser shall disclose to VIA any monetary benefit, fee or commission received by it or any affiliate in relation to the provision of the Model Portfolio.

9.	Other Investment Activities of the Non-Discretionary Sub-Adviser. VIA and the Sub-Adviser acknowledge that the Non-Discretionary Sub-Adviser, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (“Affiliated Accounts”). Subject to the provisions of Section 3 hereof, VIA and the Sub-Adviser agree that the Non-Discretionary Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts that may differ from advice given in the form of or with respect to the Model Portfolio, provided that the Non-Discretionary Sub-Adviser acts in good faith, and provided, further, that it is the Non-Discretionary Sub-Adviser’s policy to recommend, within its reasonable discretion, investment opportunities for the Advisory Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Advisory Account and any specific investment restrictions applicable thereto. VIA and the Sub-Adviser acknowledge that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Advisory Account may have an interest from time to time, whether in transactions that may involve the Advisory Account or otherwise. The Non-Discretionary Sub-Adviser shall have no obligation to recommend for the Advisory Account a position in any investment which any Affiliated Account may acquire, and VIA and the Sub-Adviser shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Advisory Account or otherwise.

10.	Certificate of Authority. From time to time, each party shall provide to the other and/or to a third party as directed by the other party a certified list of officers and employees who are authorized to act on its behalf (the “Authorized Persons”). Each party may rely on any instruction that it reasonably believes to have been given by an Authorized Person. Exhibit D sets forth those persons who are authorized to: (a) execute this Agreement and any amendments to the Agreement; and (b) amend the Investment Guidelines. Each party may amend its list of Authorized Persons upon written notice to the other party.

11.	Limitation of Liability; Indemnification.

(a)	In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the Non-Discretionary Sub-Adviser, neither the Non-Discretionary Sub-Adviser nor any of its directors, officers, or employees shall be subject to liability to VIA, the Sub-Adviser, the Investment Company, or any shareholder of the Investment Company for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument by the Fund. Notwithstanding the foregoing, federal and state securities laws (and ERISA, if applicable) impose liability under certain circumstances on persons who act in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights that Investment Company, VIA and/or the Sub-Adviser may have under federal or state securities laws of the United States of America or under any other applicable law (including ERISA, if applicable).

(b)	Notwithstanding Section 11(a), to the extent that VIA or the Sub-Adviser is found by a court of competent jurisdiction, the SEC or any other regulatory agency to be liable to the Investment Company or any shareholder of the Investment Company (a “liability”) for a violation of this Agreement by the Non-Discretionary Sub-Adviser, the Non-Discretionary Sub-Adviser shall indemnify VIA, the Sub-Adviser and each of their respective affiliates, officers, directors and employees (each a “VIA or Sub-Adviser Indemnified Party”) from, against, for and in respect of all losses, damages, costs and expenses incurred by the VIA or Sub-Adviser Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such VIA or Sub-Adviser Indemnified Party, in connection with such liability.

(c)	To the extent that the Non-Discretionary Sub-Adviser is found by a court of competent jurisdiction, the SEC or any other regulatory agency to be liable to the Investment Company or any shareholder of the Investment Company (a “liability”) for any acts undertaken by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall indemnify the Non-Discretionary Sub-Adviser and each of its affiliates, officers, directors and employees (each a “Non-Discretionary Sub-Adviser Indemnified Party”) from, against, for and in respect of all losses, damages, costs and expenses incurred by a Non-Discretionary Sub-Adviser Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Non-Discretionary Sub-Adviser Indemnified Party, in connection with such liability.

(d)	To the extent that the Non-Discretionary Sub-Adviser is found by a court of competent jurisdiction, the SEC or any other regulatory agency to be liable to the Investment Company or any shareholder of the Investment Company (a “liability”) for any acts undertaken by VIA pursuant to this Agreement, VIA shall indemnify each Non-Discretionary Sub-Adviser Indemnified Party from, against, for and in respect of all losses, damages, costs and expenses incurred by a Non-Discretionary Sub-Adviser Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Non-Discretionary Sub-Adviser Indemnified Party, in connection with such liability.

(e)	No party hereto shall bear any liability to the other parties for any loss of profits (whether direct or indirect), or for any indirect, incidental, consequential or special damages of any form, incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such claim may be brought.

12.	Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The Non-Discretionary Sub-Adviser understands that the holdings, performance or any other information regarding the Advisory Account is the property of the Fund and may be used by the Fund or by VIA or the Sub-Adviser as the Fund’s agent in their discretion, including with respect to VIA’s or the Sub-Adviser’s investment advisory services to the Fund. VIA and the Sub-Adviser agree to treat the Model Portfolio delivered by the Non-Discretionary Sub-Adviser as Confidential Information and agree not to disclose or redistribute the Model Portfolio without the Non-Discretionary Sub-Adviser’s prior written consent to such disclosure or redistribution. The Non-Discretionary Sub-Adviser understands and agrees that the confidentiality obligations contained in this Section 12 will in no way limit or restrict VIA’s, the Sub-Adviser’s or the Fund’s ability to distribute or disclose the holdings of the Advisory Account or any purchases, sales or other transactions with respect to the Advisory Account.

Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, but in any event using a reasonable standard of care, to keep confidential the Confidential Information. No party shall disclose Confidential Information except: (a) to its employees, consultants, legal advisors or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with at least 15 days prior written notice (or, if 15 days prior written notice is not possible given the terms of the order, with prompt verbal notice followed by next day written notice), shall seek, or permit the disclosing party to seek, a protective order or equivalent to the extent one does not already apply, and shall comply with the terms of any such protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible; provided further that with respect to (b) and (c), the receiving party shall only disclose such Confidential Information as is minimally required to respond to the order or inquiry, based upon the advice of counsel.

No party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed to the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

13.	Assignment/Change in Ownership. This Agreement shall terminate automatically in the event that it is assigned by any party.

The Non-Discretionary Sub-Adviser shall notify VIA and the Sub-Adviser in writing: (1) of any proposed change in ownership of the Non-Discretionary Sub-Adviser and whether that change in ownership may be considered to be a change of control (as defined in Section 2(a)(9) of the Act) of the Non-Discretionary Sub-Adviser; and (2) whether or not an assignment as defined in Section 2(a)(4) of the Act will result. If the Non-Discretionary Sub-Adviser determines that a proposed ownership change described in (1) above does not constitute a change of control as defined in Section 2(a)(9) of the Act, the Non-Discretionary Sub-Adviser shall provide VIA and the Sub-Adviser, at the Non-Discretionary Sub-Adviser’s expense, an independent legal opinion stating that no change of control as defined in Section 2(a)(9) will occur as a result of the ownership change (the “Legal Opinion”). If the Non-Discretionary Sub-Adviser would not otherwise obtain a Legal Opinion, VIA or the Sub-Adviser may, in its sole discretion, determine that the Non-Discretionary Sub-Adviser may provide an independent legal memorandum in lieu of the Legal Opinion.

The written notice required by the preceding paragraph shall be provided at least 90 days in advance of the ownership change to enable VIA and the Sub-Adviser to review the Legal Opinion or legal memorandum and, if required, take the steps necessary to consider a new Agreement with the Non-Discretionary Sub-Adviser, including seeking the approval of the Board as required pursuant to the Act, and create, file and deliver a supplement to its Disclosure Documents. The Non-Discretionary Sub-Adviser agrees to: (a) bear the reasonable expenses of supplementing the Disclosure Documents and any marketing or other materials and of notifying Fund(s) shareholders and regulators of any such assignment by the Non-Discretionary Sub-Adviser or change in control of the Non-Discretionary Sub-Adviser as VIA or the Sub-Adviser reasonably deems necessary; (b) bear the reasonable expenses, including meeting fees and travel costs, of a special meeting of the Board if a special meeting of the Board is required to be called as a result of the Non-Discretionary Sub-Adviser not providing sufficient notice for the consideration by the Board of a new Agreement at a regularly scheduled meeting; (c) bear the reasonable expenses of a proxy solicitation and special shareholder meeting to approve a new Agreement, if required; and (d) bear the reasonable legal expenses associated with the foregoing, including expenses of Fund counsel and counsel to the independent trustees of the Board.

14.	Representations, Warranties and Agreements of VIA. VIA represents, warrants and agrees that:

(a)	The Non-Discretionary Sub-Adviser has been duly appointed by the Investment Company Board to provide investment services to the Advisory Account as contemplated hereby.

(b)	The organization of the Investment Company complies with the requirements imposed upon the Investment Company by Relevant Law.

(c)	It has policies and procedures reasonably designed to detect, prevent, and respond to cyberattacks, including providing training to its employees with respect to cybersecurity and monitoring compliance with its cybersecurity policies and procedures, and it will promptly notify Non-Discretionary Sub-Adviser of any cybersecurity breach which may affect the Non-Discretionary Sub-Adviser.

(d)	It has received Part 2 of the Non-Discretionary Sub-Adviser’s Form ADV, if any, on or before its execution of this Agreement.

(e)	It will deliver to the Non-Discretionary Sub-Adviser a true and complete copy of the Fund’s current Disclosure Documents and applicable policies and procedures as effective from time to time, such other documents or instruments governing the investments of the Advisory Account, and such other information as is necessary for the Non-Discretionary Sub-Adviser to carry out its obligations under this Agreement.

15.	Representations, Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)	It has policies and procedures reasonably designed to detect, prevent, and respond to cyberattacks, including providing training to its employees with respect to cybersecurity and monitoring compliance with its cybersecurity policies and procedures, and it will promptly notify Non-Discretionary Sub-Adviser of any cybersecurity breach which may affect Non-Discretionary Sub-Adviser.

(b)	It has received Part 2 of the Non-Discretionary Sub-Adviser’s Form ADV, if any, on or before its execution of this Agreement.

16.	Representations, Warranties and Agreements of the Non-Discretionary Sub-Adviser. The Non-Discretionary Sub-Adviser represents, warrants and agrees that:

(a)	It is registered as an “investment adviser” under the Advisers Act.

(b)	It has adopted, maintains and enforces a written code of ethics complying with the requirements of Rule 17j-1 under the Act, will provide to the Investment Company a copy of the code of ethics, and such reports as requested by the Investment Company with respect to the code of ethics, including but not limited to: (i) certifying on a quarterly basis that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied with the requirements under Rule 17j-1 during the previous quarter, or if not, explain what the Non-Discretionary Sub-Adviser has done to seek to ensure such compliance in the future; and (ii) furnishing on a quarterly basis a certificate in a form reasonably agreed between the Investment Company CCO and the Non-Discretionary Sub-Adviser, which will address the requirements of Rule 17j-1 and Rule 38a-1 under the Act, concerning the Non-Discretionary Sub-Adviser’s code of ethics and compliance program. The Non-Discretionary Sub-Adviser shall notify the Investment Company CCO and the VIA Chief Compliance Officer promptly of any material violation of the Non-Discretionary Sub-Adviser’s code of ethics involving a Fund. Upon reasonable request of the Board or the Investment Company CCO on behalf of the Funds, or VIA, with respect to violations of the Non-Discretionary Sub-Adviser’s code of ethics involving a Fund, the Non-Discretionary Sub-Adviser will permit representatives of the Investment Company, including the Investment Company CCO, and VIA to examine reports (or summaries of the reports) required to be made by Rule 17j-1 relating to enforcement of the Non-Discretionary Sub-Adviser’s code of ethics. The Non-Discretionary Sub-Adviser will provide such additional information regarding violations of its code of ethics as the Board or the Investment Company CCO on behalf of the Funds, or VIA may reasonably request in order to assess the functioning of the Non-Discretionary Sub-Adviser’s code of ethics or any harm caused to a Fund from a violation of the Non-Discretionary Sub-Adviser’s code of ethics. Further, the Non-Discretionary Sub-Adviser represents and warrants that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Non-Discretionary Sub-Adviser and its employees.

(c)	In accordance with Rule 206(4)-7 under the Advisers Act, it has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Non-Discretionary Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act and to the extent that the Non-Discretionary Sub-Adviser’s activities or services could reasonably be expected to materially affect the Advisory Account, the Non-Discretionary Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1) by the Advisory Account. The Non-Discretionary Sub-Adviser will promptly notify the Investment Company CCO and the VIA Chief Compliance Officer upon detection of any material violations of the Non-Discretionary Sub-Adviser’s compliance policies and procedures that relate to its activities or duties hereunder.

(d)	If the Non-Discretionary Sub-Adviser is a partnership, it will notify VIA of any changes in the membership of its partnership within a reasonable time after such change.

(e)	It is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator.

(f)	It maintains insurance coverage in an appropriate amount and shall upon request provide to VIA any information it may reasonably require concerning the amount of or scope of such insurance.

(g)	It has policies and procedures reasonably designed to detect, prevent, and respond to cyberattacks, including providing training to its employees with respect to cybersecurity and monitoring compliance with its cybersecurity policies and procedures, and it will promptly notify VIA or the Sub-Adviser, as applicable, of any cybersecurity breach which may affect, VIA, the Sub-Adviser, the Investment Company, or the Non-Discretionary Sub-Adviser’s duties under this Agreement.

(h)	It has a reasonably prudent disaster recovery plan, business continuity plan or similar plan and, in the case of a force majeure event, will use commercially reasonable endeavors to mitigate the effect of any such event, carry out its obligations under this Agreement and resume the performance of its obligations as soon as reasonably possible.

(i)	The delivery of the Model Portfolio will not violate the portfolio holdings disclosure policy of any of the Non-Discretionary Sub-Adviser’s other advisory clients, including any other registered investment company.

17.	Marketing Materials and Use of Name.

(a)	VIA and the Investment Company may use the Non-Discretionary Sub-Adviser’s or its affiliates’ name, logo, trademarks, service marks, and/or tradenames (“Non-Discretionary Sub-Adviser Property”) only: (1) to identify the Non-Discretionary Sub-Adviser as a non-discretionary sub-adviser to the Investment Company, as required by law or governmental regulations; (2) in marketing materials for the Investment Company, provided that such use is limited to: (a) identifying the Non-Discretionary Sub-Adviser and the services performed for the Investment Company by the Non-Discretionary Sub-Adviser; and (b) providing biographical information about the Non-Discretionary Sub-Adviser that is accurately derived from information provided by or made public by the Non-Discretionary Sub-Adviser or its affiliates. Any other use of the Non-Discretionary Sub-Adviser Property must be expressly pre-approved in writing by the Non-Discretionary Sub-Adviser. Any change in any approved use of Non-Discretionary Sub-Adviser Property requires prior approval in writing by the Non-Discretionary Sub-Adviser. The Non-Discretionary Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of VIA, the Sub-Adviser, the Investment Company, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Investment Company, VIA and/or the Sub-Adviser, as applicable.

(b)	It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

18.	Amendment. This Agreement may be amended at any time, but only by written agreement between each of VIA and the Sub-Adviser and the Non-Discretionary Sub-Adviser, which amendment, other than amendments to Exhibit B, D, and E, must be approved by the Board in the manner required under the Act. The Investment Guidelines may be amended by specific written instruction from an Authorized Person of VIA to the Non-Discretionary Sub-Adviser.

19.	Effective Date; Term. This Agreement shall become effective on the date first written above and shall continue in effect for a two year period. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually by the Board in the manner required under the Act.

20.	Termination.

(a)	This Agreement may be terminated with respect to a Fund without the payment of any penalty:

(i)	At any time by VIA or the Investment Company upon written notice to the other parties to this Agreement;

(ii)	By the Sub-Adviser upon ninety (90) days written notice to VIA and the Non-Discretionary Sub-Adviser;

(iii)	By the Non-Discretionary Sub-Adviser upon ninety (90) days written notice to VIA and the Sub-Adviser; and

(iv)	Immediately upon termination of the Management Agreement between VIA and the Investment Company with respect to the Fund.

(b)	Termination of this Agreement does not affect any:

(i)	Claims by the Non-Discretionary Sub-Adviser in respect of accrued management fees and expenses incurred in respect of the period prior to termination; or

(ii)	Other claims which either party may have against the other.

(c)	Promptly after any written notice of any termination of this Agreement, the Non-Discretionary Sub-Adviser shall:

(i)	Notify VIA of any fees, charges and expenses due the Non-Discretionary Sub-Adviser through the termination date; and

(ii)	Deliver to VIA copies of all records which may be reasonably required by VIA in respect of the Advisory Account.

(d)	As stated in Section 13 above, this Agreement will terminate automatically upon assignment by any party.

21.	Applicable Law. To the extent that state law shall not have been preempted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Delaware excluding the laws relating to conflicts of laws.

22.	No Waiver. No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

23.	Entire Agreement. This Agreement contains the entire agreement between the parties with respect to its subject matter. It supersedes all earlier conduct by the parties or prior agreement between the parties with respect to its subject matter.

24.	Severance. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will be ineffective in that jurisdiction to the extent of the prohibition or unenforceability. That will not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

25.	Third-Party Beneficiaries. The only parties to this Agreement are VIA, the Sub-Adviser and the Non-Discretionary Sub-Adviser, and VIA, the Sub-Adviser and the Investment Company are the only beneficiaries of the Non-Discretionary Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other person including, without limitation, a record owner or beneficial owner of the shares of the Investment Company.

26.	Counterparts. This Agreement may be executed in any number of counterparts. All counterparts taken together will be deemed to constitute one document.

27.	Notices.

(a)	The Non-Discretionary Sub-Adviser shall:

(i)	Notify VIA and the Sub-Adviser, as applicable, immediately of any instruction given to it pursuant to the terms of this Agreement (including the Investment Guidelines) or of any Relevant Law that has not been complied with;

(ii)	Notify VIA and the Sub-Adviser immediately of any event having a significant adverse effect on the financial position of the Model Portfolio, with such particulars as VIA or the Sub-Adviser may reasonably require; and

(iii)	Notify VIA and the Sub-Adviser immediately if the Non-Discretionary Sub-Adviser is, or if the Non-Discretionary Sub-Adviser is of the opinion that it may soon be, in breach of any of the representations, warranties or agreements set out in this Agreement.

(b)	Any notice given under this Agreement shall be in writing and shall be sent to the address or email address as set out in Exhibit E or to any other address or email address that either party may specify in writing to the other. A notice shall be deemed to have been delivered:

(i)	In the case of delivery in person or by post or by reputable courier service, when delivered, received or left at the party’s address; and

(ii)	In the case of delivery by email, when sent.

If delivery or receipt occurs on a day that is not a business day or is later than 4:00 p.m. (local time), it shall be taken to have been duly given at the commencement of the next business day.

28.	Limitation of Liability. The Non-Discretionary Sub-Adviser, VIA and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agree that obligations assumed by the Investment Company pursuant to this Agreement shall be limited in all cases to the Investment Company and its assets, and if the liability relates to one or more Fund(s), the obligations hereunder shall be limited to the respective assets of the Fund(s). The Non-Discretionary Sub-Adviser, VIA and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Trustees or any individual Trustee of the Investment Company. The execution and delivery of this Agreement by officers of VIA and the Sub-Adviser, acting as such, shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally.

[Signature Page Follows]

The parties have caused this Agreement to be executed as of the day and year first written above.

Oaktree Fund Advisors, LLC	Venerable Investment Advisers, LLC

BY:	/s/ Ting He /s/ Maria Attaar	BY:	/s/ Michal Levy

NAME:	Ting He Maria Attaar	NAME:	Michal Levy

TITLE:	Senior Vice President / Senior Vice President	TITLE:	President

Russell Investment Management, LLC

BY:	/s/ Brent Romey

NAME:	Brent Romey

TITLE:	Senior Director, Head of Onboarding Operations

EXHIBITS:	A.	Funds Subject to the Agreement
	B.	Records to be Maintained by the Sub-Adviser
	C.	Fees for Sub-Advisory Services
	D.	Authorized Persons
	E.	Notice Information

EXHIBIT A

FUNDS SUBJECT TO NON-DISCRETIONARY SUB- MANAGEMENT AGREEMENT

Venerable Emerging Markets Equity Fund

EXHIBIT B

RECORDS TO BE MAINTAINED BY THE SUB-ADVISER

*1.	A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser or on behalf of the Investment Company for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker,
B.	The terms and conditions of the order, and of any modification or cancellation thereof,
C.	The time of entry or cancellation,
D.	The price at which executed,
E.	The time of receipt of report of execution, and
F.	The name of the person who placed the order on behalf of the Investment Company (Rule 31a-1(b)(5) and (6) of the Act).

*2.	A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers, and the division of brokerage commissions or other compensation on such purchase and sale orders. The record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Investment Company.
(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Investment Company,
(b)	The Investment Management Company,
(c)	Yourself (i.e., the Sub-Adviser), and
(d)	Any person other than the foregoing.

(iii)	Any other considerations other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The identities of the persons responsible for making the determination of such allocation and such division of brokerage commissions or other compensation (Rule 31a-1(b)(9) of the Act).

*3.	A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities (Rule 31a-1(b)(10) of the Act) and such other information as is appropriate to support the authorization.**

4.	Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Sub-Adviser’s transactions on behalf of the Investment Company (Rule 31a-1(f) of the Act).

*	Maintained as property of the Investment Company pursuant to Rule 31a-3(a) of the Act.
**	Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold), and any internal reports or portfolio manager reviews.

EXHIBIT C

FEES FOR SUB-ADVISORY SERVICES

For the Non-Discretionary Sub-Adviser’s provision of the Model Portfolio under this Agreement, VIA, acting as manager for the Investment Company, shall pay the Non-Discretionary Sub-Adviser a fee calculated and paid quarterly in arrears. Fees for partial periods shall be prorated for the portion of the period for which services were rendered. The effective fee rate shall be determined based upon Average Total Net Assets (as defined below) and the fee rates specified in the table below. Fees for individual Advisory Accounts (as defined in Section 1(a) of the Agreement) shall be determined by multiplying the Average Account Net Assets (as defined below) by the effective fee rate.

[ ] on the first U.S. $[ ]
[ ] on the next U.S. $[ ]
[ ] on the next U.S. $[ ]
[ ] on assets between U.S. $[ ] to U.S. $[ ]

[ ] on assets between U.S. $[ ] to U.S. $[ ]

[ ] on assets above U.S. $[ ]
(expressed as annualized rates)
(Aggregated across Russell Investments Group of Companies)

The following discount will be applied to the blended fee rate calculated pursuant to the foregoing paragraph, as applicable: [ ] when Average Total Net Assets for HIC and EM (as defined below) exceed U.S. $[ ]; [ ] when Average Total Net Assets for HIC and EM exceed U.S. $[ ]; [ ] when Average Total Net Assets for HIC and EM exceed U.S. $[ ]; and [ ] when Average Total Net Assets for HIC and EM exceed U.S. $[ ] (the “EM Discount”).

In addition, in consideration of the use of Enhanced Portfolio Implementation (EPI), the fee rate calculated pursuant to the foregoing paragraphs (after application of the EM Discount, if any) will be discounted by [ ] (the “EPI Discount”).

Notwithstanding the above, the blended applicable fee rate payable by VIA shall not fall below [ ].  Accordingly, in the event the applicable blended fee rate after application of the EM Discount, if any, and EPI Discount is below [ ], VIA shall pay a flat fee of [ ] to the Non-Discretionary Sub-Adviser.

For purposes of this Exhibit:

“Average Account Net Assets” for an individual Advisory Account for any quarter shall mean the average of the Advisory Account’s assets on the last business day of each month ended in the calendar quarter and the last business day of the month ended immediately prior to the calendar quarter.

“Average Total Net Assets” for any quarter shall mean the sum of the Average Account Net Assets for each Advisory Account and the average for the same quarter of all other accounts (calculated in the same manner as Average Account Net Assets) advised by the Non-Discretionary Sub-Adviser for the Russell Investments Group of Companies which use the Non-Discretionary Sub-Adviser’s OCM Emerging Markets strategy (“other accounts”).

“Average Total Net Assets for HIC and EM” for any quarter shall mean the sum of the Average Account Net Assets for each Advisory Account and the average for the same quarter of all other accounts (calculated in the same manner as Average Account Net Assets) advised by the Non-Discretionary Sub-Adviser for the Russell Investments Group of Companies which use the Non-Discretionary Sub-Adviser’s High Income Convertible Securities strategy or OCM Emerging Markets strategy.

In order for the Non-Discretionary Sub-Adviser to determine Average Account Net Assets, on a monthly basis, within 10 business days of the prior month-end, the Sub-Adviser will provide the Non-Discretionary Sub-Adviser each Advisory Account value as of the last business day of the prior month.

If the Non-Discretionary Sub-Adviser advises such other accounts, as defined above, and the fee is based on the aggregate total value of those accounts, the Non-Discretionary Sub-Adviser must include the value of each such other account on any investment management invoice.

“Russell Investments Group of Companies” shall mean the Sub-Adviser and any affiliated company which is a direct or indirect subsidiary of Russell Investments Group, Ltd.

Invoices will be calculated and submitted by the Non-Discretionary Sub-Adviser to the Sub-Adviser in USD. The Sub-Adviser will then provide an invoice to VIA indicating the fees to be paid by VIA to the Non-Discretionary Sub-Adviser for services rendered under this Agreement.

Oaktree Fund Advisors, LLC
Non-Discretionary Sub-Management Agreement

Effective Date: July 31, 2026

Invoice Instructions

Send fee invoices to:

russellinvestments_invoicecapture@concursolutions.com

Billing related inquiries may be addressed to GlobalMoneyManagerFeeTeam@russellinvestments.com

EXHIBIT D
AUTHORIZED PERSONS

Authorized Persons of VIA:

(a)	Execution and Termination of Non-Discretionary Sub-Management Agreement and Amendments:

Timothy W. Brown, EVP, President

Michal Levy, SVP, Head of VIA

(b)	Amending Investment Guidelines

Michal Levy, SVP, Head of VIA

Anthony DiOstilio, Senior Portfolio Manager

Matthew Rizzo, Senior Portfolio Manager

Authorized Persons of the Sub-Adviser:

(a)	Execution and Termination of Non-Discretionary Sub-Management Agreement and Amendments:

Jon Eggins, Managing Director, Head of Portfolio Management

Josh Houchin, Head of Portfolio Implementation, North America

Brent Romey, Senior Director, Head of Client Onboarding Operations

(b)	Amending Investment Guidelines (in consultation with and subject to the ultimate approval of VIA):

Jon Eggins, Managing Director, Head of Portfolio Management

Josh Houchin, Head of Portfolio Implementation, North America

Joanne Ball, Manager, Investment Operations

Lucy Davis, Junior Analyst, Investment Operations

Authorized Persons of the Non-Discretionary Sub-Adviser:

(a)	Execution of Non-Discretionary Sub-Management Agreement and Amendments and Acknowledgement of Termination:

Please see separate authorized signatory list.

(b)	Acknowledgement of Receipt of Amended Investment Guidelines:

Please see separate authorized signatory list.

EXHIBIT E

NOTICE INFORMATION

1.	VIA

Attention:	VIA General Counsel
Address:	1475 Dunwoody, Drive Suite 200
West Chester, PA 19380
Email:	VIAlegal@venerable.com

2.	Sub-Adviser

Attention:	General Counsel
Address:	401 Union Street, 18th Floor
Seattle, WA 98101
Email:	legalnotices@russellinvestments.com

3.	Non-Discretionary Sub-Adviser

Attention:	Frank Carroll / Janet Wang
Address:	680 Washington Blvd., 6th Floor
Stamford, CT 06901
Email:	em@oaktreecapital.com